EXHIBIT 10.3

THIRD AMENDMENT (the "Third Amendment"), dated as of February 11, 2019, among WRKCO INC. (formerly known as WestRock Company) (the "Borrower"), the entities executing this Third Amendment as guarantors (collectively, the "Guarantors"), and SUMITOMO MITSUI BANKING CORPORATION (the "Bank"), to the Agreement between the Borrower and the Bank.

RECITALS.

WHEREAS, the Borrower and the Bank entered into that certain Uncommitted and Revolving Credit Line Agreement dated as of December 1, 2015, as amended by the First Amendment dated as of February 10, 2017 and the Second Amendment dated as of February 7, 2018 (as heretofore amended, the "Agreement"); and

WHEREAS, the Guarantors executed that certain Guarantee dated as of December 1, 2015 in favor of the Bank (the "Guarantee"); and

WHEREAS, the Borrower has requested that the Bank make certain modifications to the Agreement to extend the Final Maturity Date and for other purposes; and

WHEREAS, the Bank has agreed to such modifications to the Agreement subject to the execution and delivery by the Borrower and the Guarantors of this Third Amendment;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Definitions.  All capitalized terms used herein which are not otherwise defined herein shall have the meanings set forth in the Agreement.

Section 2.Amendments.

(a)Each reference in the Agreement to “WestRock Company” is hereby replaced with a reference to “WRKCo, Inc. (formerly known as WestRock Company)”.

(b)Section 1.01 of the Agreement (captioned, “Defined Terms”) is hereby amended by adding the following new defined terms in their appropriate alphabetical positions:

“EXISTING FINAL MATURITY DATE” has the meaning assigned to such term in SECTION 2.01(b).

“EXTENDED FINAL MATURITY DATE” has the meaning assigned to such term in SECTION 2.01(b).

“NOTICE DATE” has the meaning assigned to such term in SECTION 2.01(b).

(c)In Section 1.01 of the Agreement (captioned, "Defined Terms"), the defined term "FINAL MATURITY DATE" is hereby amended and restated in its entirety to read as follows:

"FINAL MATURITY DATE" means February 12, 2020, as such date may be extended in accordance with SECTION 2.01(b); provided, in each case, that if any such date is not a Business Day, the relevant Final Maturity Date shall be the immediately preceding Business Day.

(d)Section 2.01 of the Agreement (captioned, “Revolving Credit”) is hereby amended and restated in its entirety to read as follows:

SECTION 2.01REVOLVING CREDIT.

(a)The BANK may, upon request from the BORROWER, in the BANK's sole and absolute discretion upon the terms and subject to the conditions hereinafter set forth, make one or more loans (each, a "LOAN") to the BORROWER from time to time during the period commencing on the date of this AGREEMENT and ending on (but excluding) the FINAL MATURITY DATE in an aggregate principal amount not to exceed at any time outstanding TWO HUNDRED MILLION DOLLARS (US$200,000,000.00), provided that such amount may be reduced pursuant to SECTION 2.02 hereof.  Subject to the terms and conditions hereof, the BORROWER may borrow, repay in whole or in part, and reborrow on a revolving basis, up to the amount of the CREDIT LINE.  The availability of the CREDIT LINE hereunder shall not be construed as the commitment of the BANK to make any LOAN.

(b)The BORROWER may, by notice to the BANK not less than 20 days prior to the FINAL MATURITY DATE then in effect hereunder (the “EXISTING FINAL MATURITY DATE”) request that the BANK extend the FINAL MATURITY DATE for an additional 364 days from the EXISTING FINAL MATURITY DATE.  After the BORROWER provides such notice to the BANK, the BANK, acting in its sole and individual discretion, shall, by notice to the BORROWER given not later than the date (the “NOTICE DATE”) 10 days prior to the EXISTING FINAL MATURITY DATE, advise the BORROWER whether or not the BANK agrees to such an extension (which agreement of the BANK shall be in its sole discretion).  If the BANK does not so advise the BORROWER on or before the NOTICE DATE, the BANK shall be deemed to not have agreed to an extension.  lf (and only if) the BANK agrees to an extension, then, effective as of the EXISTING FINAL MATURITY DATE, the FINAL MATURITY DATE shall be extended to the date falling 364 days after the EXISTING FINAL MATURITY DATE (the “EXTENDED FINAL MATURITY DATE”) (except that, if such date is not a Business Day, the EXTENDED FINAL MATURITY DATE shall be the immediately preceding Business Day).

Section 3.References to Loan Documents. All references in the Loan Documents to the Agreement shall be deemed a reference to the Agreement as modified and amended herein.

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Section 4.Consent of Guarantors.  By execution of this Third Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Agreement as set forth herein, and each Guarantor hereby acknowledges, represents and agrees that the Guarantee remains in full force and effect and constitutes the valid and legally binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights, that the Guarantee extends to and applies to the Agreement as modified and amended by this Third Amendment, and that the execution and delivery of this Third Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of the Guarantors' obligations under the Guarantee.

Section 5.  Representations and Warranties.  The Borrower and the Guarantors represent and warrant to the Bank as follows:

(a)Authorization.  The execution and delivery of this Third Amendment and the transactions contemplated hereby are within the Borrower's corporate powers, have been duly authorized, and will not contravene or conflict with (i) its charter or by-laws (or such other organizational and governing documents as may be applicable) or (ii) any material agreement, material instrument or material document to which the Borrower is a party or by which the Borrower or any of its Property is bound or affected, except with respect to any contravention or conflict referred to in clause (ii), to the extent such contravention or breach would not reasonably be likely to have a Material Adverse Effect.

(b) Enforceability.  This Third Amendment constitutes the valid and legally binding obligations of the Borrower and the Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

(c) Approvals.  No approval, consent, exemption or other action by, or notice to or filing with, any Governmental Authority is necessary in connection with the execution, delivery, performance or enforcement of this Third Amendment, except as may have been obtained and certified copies of which have been delivered to the Bank and except those approvals, consents, exemptions, actions, notices or filings the failure of which to obtain or make would not reasonably be likely to have a Material Adverse Effect.

(d) Reaffirmation.  The representations and warranties made in the Loan Documents by and with respect to the Borrower or the Guarantors are true and correct in all material respects as if such representations and warranties were made as of the date hereof.

Section 6.No Default.  By execution hereof, each of the Borrower and the Guarantors certify that it is and will be in compliance with all of its respective covenants under the Loan Documents after the execution and delivery of this Third Amendment, and that no Default or Event of Default has occurred and is continuing.

Section 7. Waiver of Claims.  Each of the Borrower and the Guarantors acknowledges, represents, and agrees that the Borrower and the Guarantors have no defenses, setoffs, claims,

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counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or any acts or omissions of Bank, or any past or present officers, agents or employees of Bank, and each of the Borrower and the Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

Section 8. Ratification.  Except as hereinabove set forth, all terms, covenants, and provisions of the Agreement, the Guarantee and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Agreement as modified and amended herein.  Nothing in this Third Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment, or substitution of the indebtedness evidenced by the Note or the other obligations of the Borrower and the Guarantors under the Loan Documents.

Section 9. Amendment as Loan Document.  This Third Amendment shall constitute a Loan Document.

Section 10.Effectiveness of Amendment.  This Third Amendment will become effective on the date on which the Bank has received the following, each in form and substance reasonably satisfactory to the Bank:

(a) A fully executed copy of this Amendment signed on behalf of each party hereto.

(b) An amended and restated promissory note executed by WRKCo in the form provided by the Bank.

Section 11. Counterparts. This Third Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

Section 12. Miscellaneous.  This Third Amendment shall be construed and enforced in accordance with the laws of the State of New York.  This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

WRKCO INC. (formerly known as WestRock Company)

By:  /S/ John D. Stakel

Name:  John D. Stakel

Title:  Senior Vice President and Treasurer

GUARANTORS:

WESTROCK RKT COMPANY

By:  /S/ John D. Stakel

Name:  John D. Stakel

Title:  Senior Vice President and Treasurer

WESTROCK MWV, LLC

By:  /S/ John D. Stakel

Name:  John D. Stakel

Title:  Senior Vice President and Treasurer

BANK:

SUMITOMO MITSUI BANKING CORPORATION

By:  /S/ James D. Weinstein

Name:  James D. Weinstein

Title:  Managing Director

[Signature page to Third Amendment]